UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 11, 2006

U.S. MEDSYS CORP.

(Exact name of registrant as specified in this charter)

Colorado	000-27513	84-1308436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Route 17 South, Hasbrouck Heights, New Jersey	07604
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (201) 288-3082

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On December 11, 2006, U.S. Medsys Corp., as a result of being unable to timely file its annual report on Form 10-KSB, is no longer being quoted on the Over-the-Counter Bulletin Board of the National Association of Securities Dealers, Inc. but is being reported on the ‘pink sheets” under the symbol “UMSY.PK.”

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. MEDSYS CORP.

By:	/s/ Anthony R. Rubino
Anthony R. Rubino,
Chief Executive Officer

Date: December 15, 2006

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